UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 18, 2004
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
      (as depositor under the Pooling and Servicing Agreement, dated as of
      June 1, 2004, relating to the J.P. Morgan Chase Commercial Mortgage
        Securities Corp., Commercial Mortgage Pass-Through Certificates,
                                Series 2004-PNC1)
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             (Exact name of registrant as specified in its charter)




        New York                333-105805-09                 13-3789046
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                  270 Park Avenue
                  New York, New York                                10167
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                  (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
                                                  ------------------------------




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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-PNC1. On June 18, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and JPMorgan Chase Bank, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-PNC1 (the "Certificates"), issued in twenty-three classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of June 18, 2004, of $762,961,000 were sold to J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 9, 2004, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of June 1, 2004, among J.P. Morgan Chase Commercial
                                          Mortgage Securities Corp., Midland
                                          Loan Services, Inc., LaSalle Bank
                                          National Association, ABN AMRO Bank
                                          N.V. and JPMorgan Chase Bank.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 2, 2004


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By:     /s/ Mark Levine
                                               --------------------------------
                                       Name:   Mark Levine
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing                          E
                        Agreement, dated as of June
                        1, 2004, among J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Midland
                        Loan Services, Inc., LaSalle
                        Bank National Association,
                        ABN AMRO Bank N.V. and
                        JPMorgan Chase Bank.

                                  EXHIBIT 4




                       Pooling and Servicing Agreement